                                                                    Exhibit 12.1


                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Bob Binsky

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Brenda L. Castle

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Carla Cole

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Gerald Blaskie

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Eric S. Newman

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Sherry J. Rothfield

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Michael Tsao

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Cable Link, Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Bob Binsky and Brenda L. Castle to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-KSB or other appropriate form and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 2000.


                                      -----------------------------------------
                                      Kenneth J. Warren